Exhibit 99.1
                                                                    ------------

























                          The Duncan Group, Inc. d/b/a
                         Frontline Physicians Exchange

























                                                            Financial Statements
                                          Years Ended December 31, 2002 and 2001
                                       (Including Unaudited Financial Statements
                          for the Nine Months Ended September 30, 2003 and 2002)

                          The Duncan Group, Inc. d/b/a
                         Frontline Physicians Exchange
























--------------------------------------------------------------------------------
                                                            Financial Statements
                                          Years Ended December 31, 2002 and 2001
                                       (Including Unaudited Financial Statements
                          for the Nine Months Ended September 30, 2003 and 2002)

                                                    The Duncan Group, Inc. d/b/a
                                                   Frontline Physicians Exchange

                                                                        Contents
--------------------------------------------------------------------------------


        Independent auditors' report                                           3

        Financial statements:

           Balance sheets as of December 31, 2002
             and 2001 and September 30, 2003                                   4

           Statements of operations for the years ended
             December 31, 2002 and 2001 and for the
              nine months ended September 30, 2003 and 2002                    5

           Statements of owners' equity (deficit) for the years
             ended December 31, 2002 and 2001 and for the
             nine months ended September 30, 2003 and 2002                     6

           Statements of cash flows for the years ended
             December 31, 2002 and 2001 and for the
             nine months ended September 30, 2003 and 2002                     7

           Notes to financial statements                                    8-15

Independent Auditors' Report




Board of Directors
The Duncan Group, Inc. d/b/a
  Frontline Physicians Exchange
Indianapolis, Indiana

We have audited the accompanying balance sheets of The Duncan Group, Inc. d/b/a Frontline Physicians Exchange as of December 31, 2002 and 2001, and the related statements of operations, owners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Duncan Group, Inc. d/b/a Frontline Physicians Exchange as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York                      BDO Seidman, LLP
September 12, 2003


The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange


                                                                                                    Balance Sheets
----------------------------------------------------------------------------------------------------------------------


                                                                      December 31,                    September 30,
                                                                --------------------------            -------------
                                                                2002               2001                   2003
----------------------------------------------------------------------------------------------------------------------
                                                                                                       (unaudited)
 Assets
 Current:

    Cash                                                       $  18,858          $  15,561              $  57,491
    Accounts receivable - net of allowances of $2,500
       in all periods                                            115,745            106,444                157,254
    Prepaid expenses and other current assets                     10,794              9,651                  3,457
----------------------------------------------------------------------------------------------------------------------
            Total current assets                                 145,397            131,656                218,202
 Property and equipment, net                                     159,556            155,284                183,269
----------------------------------------------------------------------------------------------------------------------
                                                                $304,953           $286,940               $401,471
----------------------------------------------------------------------------------------------------------------------
 Liabilities and Owners' Equity (Deficit)
 Current liabilities:
    Accounts payable                                           $  32,540          $  21,256              $  52,381
    Wages payable                                                 16,978             14,925                 35,112
    Accrued expenses and other current liabilities                 2,862              2,074                 25,057
    Current portion of notes payable                              55,648             48,158                131,456
----------------------------------------------------------------------------------------------------------------------
            Total current liabilities                            108,028             86,413                244,006
 Long-term liabilities - notes payable                           186,452            118,277                127,532
 Notes payable - owners                                                -            134,703                      -
----------------------------------------------------------------------------------------------------------------------
            Total liabilities                                    294,480            339,393                371,538
 Commitments
 Owners' equity (deficit)                                         10,473            (52,453)                29,933
----------------------------------------------------------------------------------------------------------------------
                                                               $ 304,953          $ 286,940              $ 401,471
----------------------------------------------------------------------------------------------------------------------

                                                                       See accompanying notes to financial statements.


The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange


                                                                                               Statements of Operations
----------------------------------------------------------------------------------------------------------------------


                                                         Year ended                         Nine months ended
                                                        December 31,                          September 30,
                                              ----------------------------------    ----------------------------------
                                                    2002              2001                 2003              2002
----------------------------------------------------------------------------------------------------------------------
                                                                                               (unaudited)
 Revenues:
    Medical                                       $1,156,688       $1,007,662          $   993,238        $ 866,458
    Commercial                                        95,951           97,794              106,569           64,482
----------------------------------------------------------------------------------------------------------------------
         Total revenues                            1,252,639        1,105,456            1,099,807          930,940
 Cost of revenues                                    439,795          458,481              313,314          328,286
----------------------------------------------------------------------------------------------------------------------
         Gross profit                                812,844          646,975              786,493          602,654
----------------------------------------------------------------------------------------------------------------------
 Operating expenses:
    General and administrative                       631,510          492,314              692,476          477,296
    Depreciation                                      56,094           52,946               50,436           42,071
----------------------------------------------------------------------------------------------------------------------
         Total operating expenses                    687,604          545,260              742,912          519,367
----------------------------------------------------------------------------------------------------------------------
         Operating income                            125,240          101,715               43,581           83,287
 Other expense:
    Interest, net                                     20,924           22,452               15,728           15,962
----------------------------------------------------------------------------------------------------------------------
 Net income                                       $  104,316       $   79,263          $    27,853        $  67,325
----------------------------------------------------------------------------------------------------------------------

                                                                       See accompanying notes to financial statements.


The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange


                                                                                Statements of Owners' Equity (Deficit)
----------------------------------------------------------------------------------------------------------------------


                                                         Year ended                         Nine months ended
                                                        December 31,                          September 30,
                                              ----------------------------------    ----------------------------------
                                                      2002             2001                2003              2002
----------------------------------------------------------------------------------------------------------------------
                                                                                               (unaudited)
 Balance, beginning of year                        $ (52,453)        $(69,157)            $ 10,473         $(52,453)
 Net income                                          104,316           79,263               27,853           67,325
 Distributions                                       (41,390)         (62,559)              (8,393)         (13,410)
----------------------------------------------------------------------------------------------------------------------
 Balance, end of year                              $  10,473         $(52,453)            $ 29,933         $  1,462
----------------------------------------------------------------------------------------------------------------------

                                                                       See accompanying notes to financial statements.


The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange


                                                                                               Statements of Cash Flows
----------------------------------------------------------------------------------------------------------------------


                                                         Year ended                         Nine months ended
                                                        December 31,                          September 30,
                                              ----------------------------------    ----------------------------------
                                                     2002              2001                2003              2002
----------------------------------------------------------------------------------------------------------------------
                                                                                               (unaudited)
 Cash flows from operating activities:
    Net income                                    $  104,316       $   79,263             $ 27,853         $ 67,325
    Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Depreciation                                 56,094           52,946               50,436           42,071
         Bad debt expense                              1,327            3,672                    -                -
         Loss on sale of fixed assets                    660                -                    -                -
         (Increase) decrease in:
            Accounts receivable                      (10,628)         (20,068)             (41,509)             261
            Prepaid expenses and other
               assets                                 (1,142)          (4,939)               7,337            1,375
         Increase (decrease) in:
            Accounts payable                          11,284            9,763               19,841           41,153
            Wages payable                              2,053            3,798               18,134           12,210
            Accrued expenses and other
               liabilities                               788              886               22,195             (432)
----------------------------------------------------------------------------------------------------------------------
                 Net cash provided by
                    operating activities             164,752          125,321              104,287          163,963
----------------------------------------------------------------------------------------------------------------------
 Cash flows from investing activities:
    Capital expenditures, net                        (49,718)         (86,185)             (74,149)         (49,712)
----------------------------------------------------------------------------------------------------------------------
 Cash flows from financing activities:
    Distributions to owners                          (41,390)         (62,559)              (8,393)         (13,410)
    Proceeds from notes payable                      123,758           75,319               67,000          123,758
    Principal payments on notes payable              (59,402)         (30,765)             (50,112)         (38,159)
    Principal payments on owners' loans             (134,703)         (28,408)                   -         (134,703)
----------------------------------------------------------------------------------------------------------------------
                 Net cash provided by (used
                    in) financing activities        (111,737)         (46,413)               8,495          (62,514)
----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in cash                       3,297           (7,277)              38,633           51,737
 Cash, beginning of year                              15,561           22,838               18,858           15,561
----------------------------------------------------------------------------------------------------------------------
 Cash, end of year                                $   18,858       $   15,561             $ 57,491         $ 67,298
----------------------------------------------------------------------------------------------------------------------
 Supplemental disclosure of cash flow
    information:
       Cash paid during the year for
         interest                                 $   22,121       $   23,291             $ 15,173         $ 16,253
----------------------------------------------------------------------------------------------------------------------
 Supplemental disclosure of noncash investing
    and financing activities:
       During the year ended December 31,
       2002, the Company purchased fixed
       assets by issuing a note payable in
       the amount of $11,307.
----------------------------------------------------------------------------------------------------------------------

                                                                       See accompanying notes to financial statements.

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------

1.  Description of            The Duncan Group, Inc. d/b/a Frontline  Physicians
    Operations                Exchange  (the  "Company")  is a  division  of The
                              Duncan Group, Inc., whose sole owners are Nancy and David Duncan, and was incorporated in the State of Indiana on October 18, 1996. The Company provides telecommunication services such as voice mail and telemessaging to the medical and health care community, as well as commercial businesses, in the greater Indianapolis area.

                              The financial  statements presented herein include
                              only  items   relating  to  the  business  of  the
                              Company.




2.  Summary of Significant    (a) Interim Financial Information
    Accounting Policies

                                  The unaudited financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information and in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, the information furnished reflects all adjustments (consisting of normal recurring adjustments), which are necessary for a fair statement of the results of operations and financial position of the Company for the interim period. The interim figures are not necessarily indicative of the results to be expected for the fiscal year.

                              (b) Use of Estimates

                                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of reported amounts of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------


                              (c) Revenue Recognition

                                  The Company recognizes revenue as services are performed, provided that the following revenue recognition criteria are met:

                                  o Persuasive evidence of an arrangement
                                    exists.
                                  o Service is provided.
                                  o The fee is fixed or determinable.
                                  o Collectibility is probable.

                              (d) Comprehensive Income

                                  Comprehensive income is a measure of all changes in equity of an enterprise that results from recognized transactions and other economic events of a period other than transactions with owners in their capacity as owners. For the Company, comprehensive income is equivalent to its net income.

                              (e) Advertising Costs

                                  The Company expenses advertising costs as incurred. In 2002 and 2001, advertising costs amounted to approximately $27,000 and $34,000, respectively, and are included in general and administrative expenses in the accompanying statements of operations. For the nine months ended September 30, 2003 and 2002, advertising costs amounted to $31,438 and $21,836, respectively.

                              (f) Cash and Cash Equivalents

                                  The  Company   considers   all  highly  liquid
                                  investments with original maturities of three months or less to be cash equivalents.

                              (g) Long-lived Assets

                                  The Company follows the provisions of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which requires impairment losses to be recorded on long-lived assets used in operations when indications of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. No impairment losses have been recognized through September 30, 2003.

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------

                              (h) Property and Equipment

                                  Property and equipment are stated at cost. The Company capitalizes individual property and equipment purchases of $1,000 or more. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to seven years.

                              (i) Concentration of Credit Risk

                                  The Company did not have any customer that accounted for 10 percent or more of total revenue or gross receivables for any periods presented.

                                  Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company does not require collateral for its trade receivables. The Company monitors its exposure for credit losses by reviewing accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. Any accounts receivable balances that are determined to be uncollectible, along with a general reserve, are included in the Company's overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts is adequate. However, actual write-offs might exceed the recorded allowance.

                                  The Company's cash is deposited with certain banks. These deposits are subject to credit risk to the extent they exceed Federal insurance limits. To date, the Company has not experienced any loss on its deposits of cash and cash equivalents.

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------

                              (j) Segment Information

                                  The Company operates in one segment, telecommunications services, with two distinct customer bases, medical and commercial. Revenues in the accompanying statements of operations has been detailed by customer base. However, the Company's chief operating decision maker does not receive reports detailing other financial statement amounts by customer base nor allocate or track assets by customer base.

                              (k) Income Taxes

                                  On October 18, 1996, the Company elected to be taxed under Subchapter S provisions of the Internal Revenue Code. As a condition of the election, the owners have consented to include their distributive shares of corporate income in their individual income tax returns. The election continues until revoked or the Company becomes disqualified.

                              (l) Recent Accounting Pronouncements

                                  In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS No. 150"). SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity, such as mandatory redeemable instruments, that under previous guidance, issuers could account for as equity. SFAS No. 150 requires that those instruments be classified as liabilities in statements of financial position. The Company does not expect the provisions of SFAS No. 150 to have a material effect on its financial statements.

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------

3.  Property and Equipment,   Major classes of property and equipment, net are
    Net                       as follows:

                                                           December 31,            September 30,    Estimated
                                                       ----------- -----------     -------------       useful
                                                          2002        2001              2003            lives
                              -------------------------------------------------------------------------------
                              Furniture and fixtures   $  28,213   $  32,513         $  35,424       7 years
                              Equipment                  338,509     286,976           329,906       5 years
                              Automobile                  11,307           -            11,307       3 years
                              -------------------------------------------------------------------------------
                                                         378,029     319,489           376,637
                              Less:  Accumulated
                                      depreciation       218,473     164,205           193,368
                              -------------------------------------------------------------------------------
                              Net property and
                                equipment              $ 159,556   $ 155,284         $ 183,269
                              -------------------------------------------------------------------------------


4.  Notes Payable             The Company was obligated at December 31, 2002 and
                              2001 and at September 30, 2003 on the following notes payable.


                              (a) The  Company  has  two  loans  payable  to one
                                  financial institution. The first loan is due in August 2006, requiring monthly payments of $2,383. The outstanding balance was $78,454 and $106,529 as of December 31, 2002 and 2001,
                                  respectively, and $56,030 at September 30, 2003. The interest rate was prime or 4.25% and 4.75% at December 31, 2002 and 2001, respectively, and 4.0% at September 30, 2003.

                                  In 2002, the Company borrowed the second loan from this financial institution. This loan is due on July 1, 2007, requiring monthly payments of $2,489. The outstanding balance was $107,000 and $90,235 as of December 31, 2002 and September 30, 2003, respectively. The interest rate was 7.5%.

                                  In 2002, the Company obtained a $50,000 line of credit from the same financial institution. At December 31, 2002 and September 30, 2003, no amounts were outstanding. The line matures on October 29, 2003 and bears interest at prime plus 1%. Prime at December 31, 2002 was 4.25% and 4.0% at September 30, 2003.

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------

                                  The above loans are collateralized by the Company's assets.

                              (b) In  2001,  the  Company  entered  into  a note
                                  payable to a financial institution as an equipment line loan, which may be borrowed in multiple "advances" limited to 80% of the equipment cost. As of December 31, 2002 and 2001, the outstanding balance was $45,339 and $59,906, respectively, and $34,391 at September 30, 2003. Interest is paid monthly at 8.25%. The principal balance is due on November 15, 2005. The note is personally guaranteed by the owners and collateralized by computer equipment.

                              (c) In  2002,  the  Company  entered  into  a note
                                  payable to a financial institution requiring monthly payments of $360, including interest at a rate of 8.9%, due December 2005, secured by an automobile. As of December 31, 2002, the balance outstanding was $11,307 and at September 30, 2003, the balance outstanding was $8,682.

                                  The Company had an unsecured loan payable to owners that required monthly payments of $2,798, including interest of 8.6%. As of December 31, 2001, the balance outstanding was $124,384. The loan was paid off in June 2002.

                                  The Company had another unsecured loan payable to owners that required monthly payments of $210, including interest of 7.5%. As of December 31, 2001, the balance outstanding was $10,319. The loan was paid off in June 2002.

                                  Interest expense relating to the above owners' loans was $4,655 and $12,809 for the years ended December 31, 2002 and 2001, respectively, and $1,074 for the nine months ended September 30, 2002.

                              (d) In connection  with the sale of the Company as
                                  discussed in Note 7, the Company borrowed $67,000 at an interest rate of 5% annually from Medix Resources, Inc., payable if the sale was not consummated.

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------

                              Principal payments on these notes as of December 31, 2002 are as follows:

                              Year ending December 31,
                              --------------------------------------------------
                              2003                                     $  55,648
                              2004                                        59,532
                              2005                                        63,681
                              2006                                        54,985
                              2007                                         8,254
                              --------------------------------------------------
                                                                       $ 242,100
                              --------------------------------------------------


5.  Lease Commitments         The Company leases an automobile, office space and
                              equipment from unrelated parties with expiration dates through 2006. Total lease expense for the years ended December 31, 2002 and 2001 was $58,371 and $56,537, respectively, and $53,460 and $49,394
                              for the nine months ended September 30, 2003 and 2002, respectively.

                              Future minimum lease payments under noncancelable operating leases as of December 31, 2002 are as follows:

                              Year ended December 31,
                              --------------------------------------------------
                                          Building     Automobile
                                           office         and
                                           space        equipment          Total
                              --------------------------------------------------
                              2003       $  45,247     $  9,676        $  54,923
                              2004          73,000        5,278           78,278
                              2005          68,477        3,288           71,765
                              2006          69,472        3,189           72,661
                              --------------------------------------------------
                              Total      $ 256,196     $ 21,431        $ 277,627
                              --------------------------------------------------

The Duncan Group, Inc. d/b/a
Frontline Physicians Exchange

                                                   Notes to Financial Statements
                                (Information as of and for the nine months ended
                                       September 30, 2003 and 2002 is unaudited)
--------------------------------------------------------------------------------

6.  Retirement Plans          The  Company  has  a  401(k)  plan,  covering  all
                              employees. Employer contributions to the plan are discretionary. The Company made contributions of $6,373 and $3,271 for the years ended December 31, 2002 and 2001, respectively, and $5,670 and $4,522 for the nine months ended September 30, 2003 and 2002, respectively.

7.  Subsequent Event          The Company is currently  pursuing the sale of all
                              of  its  assets  to  Medix  Resources,  Inc.  (the
                              "Purchaser").  In addition,  the  Company's  notes
                              payable and  accounts  payable  will be assumed at
                              closing by the Purchaser.  It is anticipated  that
                              the selling owners will receive $1,500,000 in cash
                              at closing,  $500,000 in common  stock,  including
                              the value of the  200,000  of  escrowed  shares of
                              Medix Resources, Inc. previously delivered, and an
                              additional  $1,500,000 in the form of common stock
                              shares  that  are  subject  to   forfeiture.   The
                              proposed   transaction   also   provides   for  an
                              additional $2,500,000 to be granted to the selling owners in the form of Medix Resources, Inc. common stock upon achievement of certain milestones as specified in the Asset Purchase Agreement.












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